Exhibit 10.13

Execution Version

SECOND SERIES D CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

CERULEAN PHARMA INC.

November 30, 2012

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4.	Conditions to the Obligations of the Purchasers		12
	4.1	Representations and Warranties	12
	4.2	Performance	12
	4.3	Opinion of Counsel	13
	4.4	Due Diligence	13
	4.5	Securities Law Approvals	13
	4.6	Legal Investment	13
	4.7	Voting Agreement	13
	4.8	Right of First Refusal and Co-Sale Agreement	13
	4.9	Certificates and Documents	13
	4.10	Compliance Certificate	14
	4.11	No Material Adverse Change	14
	4.12	Absence of Litigation	14
	4.13	Certificate of Adjustment	14
	4.14	ERISA Management Rights Letter	14
	4.15	Other Matters	14

5.	Conditions to Obligations of the Company		14
	5.1	Representations and Warranties	14
	5.2	Payment of Purchase Price	14
	5.3	Absence of Litigation	15
	5.4	Other Matters	15

6.	Covenants of the Company		15
	6.1	Financial Statements	15
	6.2	Operating Plan; Other Reporting	15
	6.3	Inspection	16
	6.4	Employee Agreements	16
	6.5	Employee Stock Options	16
	6.6	Reservation of Conversion Stock	16
	6.7	Board Meetings	16
	6.8	D&O Insurance	16
	6.9	CEO Expenses	17
	6.10	Qualified Small Business Stock	17

7.	Participation Rights		17
	7.1	Definitions	17
	7.2	Participation Right	18
	7.3	Exercise of Right	18
	7.4	Overallotment	19
	7.5	Closing	19
	7.6	Failure to Exercise Right	20

8.	Registration Rights		20
	8.1	Definitions	20
	8.2	Demand Registration	22
	8.3	“Piggy-Back” Registration	23

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	8.4	Form S-3 Registration	24
	8.5	Obligations of the Company	25
	8.6	Furnish Information	27
	8.7	Expenses of Demand and S-3 Registrations	27
	8.8	Expenses of “Piggy-Back” Registration	27
	8.9	Delay of Registration	27
	8.10	Indemnification	27
	8.11	Reports Under the 1934 Act	29
	8.12	Limitations on Subsequent Registration Rights	30
	8.13	“Market Stand-Off” Agreement	30
	8.14	Restrictions on Transfer	31
	8.15	Termination of Registration Rights	31

9.	Transfers and Assignment		32
	9.1	Assignment of Certain Rights	32
	9.2	Subsequent Transfers	32

10.	Confidentiality		32

11.	Miscellaneous		33
	11.1	Survival of Representations and Warranties	33
	11.2	Termination of Certain Provisions	33
	11.3	Expenses	33
	11.4	Successors and Assigns	33
	11.5	Governing Law	33
	11.6	Counterparts	33
	11.7	Construction	33
	11.8	Notices	34
	11.9	Brokers	35
	11.10	Amendments and Waivers	35
	11.11	Severability	35
	11.12	Aggregation of Stock	35
	11.13	Entire Agreement	36
	11.14	Delays or Omissions	36

EXHIBITS AND SCHEDULES

Exhibit A	Form of Restated Certificate of Incorporation
Exhibit B	Forms of Proprietary Information and Inventions Agreement
Exhibit C	Form of Opinion of Counsel
Exhibit D	Form of Amendment No. 1 to Fifth Amended and Restated Voting Agreement
Schedule 1	Schedule of Purchasers
Schedule 2	Schedule of Holders
Schedule 3	Disclosure Schedule and List of Stockholders

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SECOND SERIES D CONVERTIBLE

PREFERRED STOCK PURCHASE AGREEMENT

This Second Series D Convertible Preferred Stock Purchase Agreement dated as of November 30, 2012 (this “Agreement”), is made by and among Cerulean Pharma Inc., a Delaware corporation (the “Company”), the persons and entities listed on Schedule 1 hereto (individually, a “Purchaser” and collectively, the “Purchasers”) and the persons and entities listed on Schedule 2 hereto (individually, a “Holder” and collectively, the “Holders”).

In consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

1. Purchase of Series D Convertible Preferred Stock.

1.1 Sale and Issuance of Series D Convertible Preferred Stock.

(a) Prior to the Closing (as defined below), the Company shall adopt and file with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation, as amended, in the form of Exhibit A hereto (the “Restated Certificate”), which shall set forth the terms of the Series D Convertible Preferred Stock to be purchased under this Agreement (the “Series D Stock”).

(b) Subject to the terms and conditions of this Agreement, at the Closing, the Company agrees to sell and issue, and the Purchasers agree to purchase, severally and not jointly, at a purchase price of $0.83 per share (the “Purchase Price”), the number of shares of Series D Stock set forth opposite their respective names on Schedule 1 (the “Shares”).

1.2 Closing; Deliveries.

(a) The purchase and sale of the Shares (the “Closing”) shall take place simultaneously with the execution of this Agreement at the offices of WilmerHale LLP, 60 State Street, Boston, Massachusetts, 02109, on the date hereof, or at such other time and place as are mutually agreeable to the Company and the Purchasers acquiring in the aggregate at least a majority of the Shares.

(b) Deliveries. At the Closing, the Company shall deliver to each Purchaser a certificate representing the number of Shares that such Purchaser is purchasing in the Closing, registered in the name of such Purchaser, against delivery by such Purchaser of payment of the aggregate purchase price for such Shares by wire transfer or check.

1.3 Use of Proceeds. In accordance with the directions of the Company’s Board of Directors (the “Board”), the Company will use the proceeds from the sale of the Shares for general working capital purposes.

2. Representations of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth in the Disclosure Schedule furnished to the Purchasers prior to execution of this Agreement and attached as Schedule 3 to this Agreement, the following representations and warranties are true and complete as of the date of this Agreement, except with respect to any representation or warranty that is expressly made as of a different date, in which case such representation or warranty shall be true and correct as of such date. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2.

2.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property, to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform this Agreement, the Voting Agreement (as defined below) and the Right of First Refusal and Co-Sale Agreement (as defined below) (collectively, the “Financing Agreements”) and the consummation of the transactions contemplated hereby and thereby. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each other foreign jurisdiction in which the failure to so qualify would individually or in the aggregate, be reasonably likely to have a material adverse effect on the Company or its assets, liabilities, financial condition or operations.

2.2 Authorization. The Financing Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to and limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws generally applicable to creditors’ rights, (ii) judicial discretion in the availability of equitable relief, and (iii) federal and state securities laws to the extent applicable to the indemnification provision set forth in Section 8. The execution, delivery and performance of the Financing Agreements and the performance of all obligations of the Company thereunder have been, or will be prior to the Closing, duly authorized by all necessary corporate or stockholder approval or other action of the Company. Prior to the Closing, the Company shall take all necessary corporate action to authorize the issuance, sale and delivery of the Series D Stock in accordance with this Agreement and to reserve for issuance and delivery the shares of Common Stock (as defined below) issuable upon conversion of such shares of Series D Stock.

2.3 Valid Issuance of Stock.

(a) The Series D Stock, when issued, sold, and delivered in accordance with this Agreement for the consideration set forth on Schedule 1, will be duly and validly issued, fully paid, and nonassessable and, based in part upon the representations of the Purchasers in this Agreement, will (i) be issued in compliance with all applicable federal and state securities laws, subject to the securities law filings described in Section 2.4 below and (ii) be free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever (other than those created by the Purchasers); provided, however, that the Series D Stock may be subject to restrictions on transfer imposed or created under the Financing Agreements or by applicable law. The Common Stock issuable upon conversion of the Series D Stock has been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall (i) be duly and validly issued, fully paid, and nonassessable, (ii) be issued in compliance with all currently applicable federal and state securities laws, subject to the securities law filings described in Section 2.4 below.

(b) The outstanding shares of Common Stock, Seed Stock (as defined below), Series A Stock (as defined below), Series B Stock (as defined below), Series B-1 Stock (as defined below), Series C Stock (as defined below) and Series D Stock of the Company are all duly and validly authorized and issued, fully paid, and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

2.4 Governmental Consents. The Company is not required to obtain the consent, approval, order, or authorization of, or complete any registration, qualification, designation, declaration, or filing with, any federal, state, local, or provincial governmental authority in connection with the execution, delivery and performance of the Financing Agreements and the consummation of the transactions contemplated thereby, except for certain federal and state securities law filings that are permitted or required to be filed following the Closing.

2.5 Capitalization. As of the Closing, the authorized capital stock of the Company shall consist of the following:

(a) Preferred Stock. 88,894,772 shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which (i) 2,500,000 shares have been designated Seed Convertible Preferred Stock (“Seed Stock”), all of which are issued and outstanding, (ii) 9,307,692 shares have been designated Series A Convertible Preferred Stock (“Series A Stock”), all of which are issued and outstanding, (iii) 4,077,500 shares have been designated Series B Convertible Preferred Stock (“Series B Stock”), 4,062,500 of which are issued and outstanding, (iv) 5,000,000 shares have been designated Series B-1 Convertible Preferred Stock, all of which are issued and outstanding, (v) 33,310,787 shares have been designated Series C Convertible Preferred Stock (“Series C Stock”), 32,432,417 of which are issued and outstanding and (vi) 34,698,793 shares have been designated Series D Convertible Preferred Stock (“Series D Stock”), 18,072,287 of which are issued and outstanding and 15,662,650 of which are being sold pursuant to this Agreement on the date hereof. The rights, privileges and preferences of the Seed Stock, the Series A Stock, the Series B Stock, the Series B-1 Stock, the Series C Stock and the Series D Stock are as stated in the Restated Certificate.

(b) Common Stock. 132,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”), of which (i) 8,840,958 shares are issued and outstanding, (ii) 2,631,575 shares are reserved for issuance upon conversion of the Seed Stock, (iii) 12,474,262 shares are reserved for issuance upon conversion of the Series A Stock, (iv) 6,684,409 shares are reserved for issuance upon conversion of the Series B Stock, (v) 13,513,501 shares are reserved for issuance upon conversion of the Series B-1 Stock, (vi) 33,310,787 shares are reserved for issuance upon conversion of the Series C Stock, (v) 34,698,793 shares are reserved for issuance upon conversion of the Series D Stock and (v) a total of 15,272,603 shares are reserved for future issuance to employees and consultants in connection with services to the Company.

(c) Rights To Acquire Stock. Except as set forth on Schedule 2.5(c) and in this Agreement, there are no outstanding options, warrants, rights (including conversion, preemptive rights or rights of first refusal), or agreements for the purchase or acquisition from the Company of any shares of its capital stock. Except as set forth on Schedule 2.5(c), no officer or director of the Company has obligated the Company to issue any equity incentives to any officer, employee, director or consultant of the Company.

(d) Securityholder Lists and Agreements. Set forth on Schedule 2.5(d)(i) is a true and complete list of all securityholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each such securityholder as of the date of this Agreement. Except as disclosed on Schedule 2.5(d)(ii) and except as set forth in the Financing Agreements and the Restated Certificate, there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best knowledge of the Company, between or among any holders of its capital stock, relating to the acquisition (including the redemption by the Company), disposition, or voting of the capital stock of the Company. Except as set forth on Schedule 2.5(d)(iii), the shares of Series D Stock sold hereunder and the shares of Common Stock issuable upon conversion of the shares of Series D Stock sold hereunder are not subject to any preemptive rights or rights of first refusal.

2.6 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.7 Environmental and Safety Laws. The Company has materially complied with, and, to the best of its knowledge, the operation of its business and any real property the Company owns or has owned, leases or has leased or otherwise occupies or uses or has occupied or used (the “Premises”) is not in violation of, any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Company has no knowledge of any basis therefor. To the Company’s knowledge, there has been no release or threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste, or petroleum or any fraction thereof (each a “Hazardous Substance”) on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company. There have been no Hazardous Substances generated by the Company that, to the Company’s knowledge, have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States.

2.8 Litigation. There is no claim, action, suit, proceeding, or investigation currently pending or, to the best knowledge of the Company, currently threatened against the Company or any of its officers or directors (other than, in the case of officers or directors, with respect to a personal matter or any other matter that would not be reasonably expected to result in a material adverse effect on the Company). There is no action, suit, proceeding, or investigation by the Company currently pending or that the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with their respective businesses of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or, to its knowledge, subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

2.9 Intellectual Property. Except as set forth on Schedule 2.9:

(a) The Company has sufficient rights in or ownership of all licenses, patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, copyrights and all registrations and applications for registration of any of the foregoing, and all trade secrets, information, proprietary rights and processes (“Intellectual Property”) necessary for its business as now being conducted and as currently proposed to be conducted without, to its knowledge, any material conflict with or infringement of the intellectual property rights of others. Schedule 2.9(a) lists all patents and patent applications owned or licensed by the Company.

(b) There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights, or processes of any other person or entity.

(c) The Company has not received any communications alleging that the Company has infringed, violated or misappropriated or, by conducting its business as proposed, would infringe, violate or misappropriate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights of any other person or entity.

(d) The Company has no knowledge that any of its officers, employees or consultants is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or is subject to any judgment, decree, or order of any court or administrative agency, that would interfere with his or her ability to use his or her best efforts to perform his or her intended duties for the Company or that would conflict with the business of the Company as currently conducted or as proposed to be conducted.

(e) To the best knowledge of the Company, the execution and delivery of the Financing Agreements, the conduct of the intended duties of officers, employees and consultants of the Company, and the conduct of the business of the Company as currently conducted and as proposed to be conducted will not conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument which legally binds any of such officers, employees or consultants.

(f) The Company does not believe it is or will be necessary to utilize any inventions made by its current officers, employees or consultants prior to their association with the Company.

2.10 Compliance with Other Instruments. The Company is not in violation or default of (i) any provision of its Certificate of Incorporation, as amended, or By-Laws, (ii) any legally binding instrument, judgment, order, writ, decree, or contract, other than any such violations or default that do not and would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the Company or its assets, liabilities, financial condition or operations, or (iii) any material provision of federal or state statute, rule, or regulation applicable to the Company. The execution, delivery, and performance of the Financing Agreements and the consummation of the transactions contemplated therein will not (a) conflict with, nor result in any violation of or default under any such instrument, judgment, order, writ, decree, contract, or provision or (b) give rise to any event that results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval that applies to the Company, its business or operations, or any of its assets or properties. The Company has not performed any act or failed to perform any act, the occurrence of which would result in the Company’s loss of any right granted under any license or other agreement set forth in the Disclosure Schedule, except where the loss of such right would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the Company or its assets, liabilities, financial condition, prospects or operations.

2.11 Contracts and Commitments.

(a) Schedule 2.11(a) includes a complete list of all agreements, contracts, obligations, or commitments, of any nature to which the Company is a party or by which it or any of its properties are bound, other than the Financing Agreements, that are material to the conduct and operation of its business and properties, including any employment contracts; stock redemption or purchase agreements; loan agreements, security agreements and guaranties; licenses, distributor or sales representative agreements; agreements with officers, directors, employees or shareholders of the Company or persons or organizations related to or affiliated with any such persons; leases; agreements relating to product development; or bonus, pension, profit-sharing, severance, retirement or stock option plans, in each case involving a contractual commitment by the Company in excess of $25,000 (“Material Contracts”). Each such Material Contract constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its respective terms, and is in full force and effect. The Company is not in material default under any Material Contract and there is no state of facts which upon notice or lapse of time or both would constitute such a default. To the best knowledge of the Company, no other party to a Material Contract is in default thereunder and to the best knowledge of the Company, there is no state of facts which upon notice or lapse of time or both would constitute such a default. As of the date of the Closing, the Company does not intend to cancel, withdraw, modify or amend any Material Contract, nor has it been notified that any other party to any Material Contract intends to cancel, withdraw, modify or amend any such Material Contract. The performance of each Material Contract by the Company will not violate any other agreement, judgment, order, writ or decree binding upon the Company or any material provision of any federal or state statute, rule or regulation applicable to the Company. To the best of the Company’s knowledge, the performance of each Material Contract by each other party thereto will not violate any other agreement, judgment, order, writ or decree binding upon such other party or any material provision of any federal or state statute, rule or regulation applicable to such other party. The Company is not a party to any contract or arrangement that is, individually or in the aggregate, reasonably likely to have a material adverse effect on the Company or its assets, liabilities, financial condition or operations.

(b) Except as set forth on Schedule 2.11(b), to the best knowledge of the Company, no employee of the Company is in default under any outstanding contract, obligation,

or commitment of such employee with any prior employer. Neither the Company nor, to the best knowledge of the Company, any of its employees, officers, directors or consultants is a party to any contract or agreement, oral or written, that prohibits them from freely competing or engaging in the business of the Company.

(c) True and complete copies of each Material Contract have been provided to the Purchasers and counsel to the Company.

(d) Except as set forth on Schedule 2.11(d) and except as required pursuant to this Agreement, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act of 1933, as amended (the “Act”), any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued. To the Company’s knowledge, except as contemplated in the Voting Agreement and except as set forth on Schedule 2.11(d), no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

2.12 Related-Party Transactions. No employee, officer, director or consultant of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than in the ordinary course. To the best knowledge of the Company, except as set forth on Schedule 2.12, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, directors or consultants of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company where such interest does not exceed one percent (1%) of the outstanding voting stock of any such publicly traded company. Except as set forth on Schedule 2.12, no employee, officer or director of the Company or member of the immediate family of any officer or director of the Company is directly or indirectly interested in any Material Contract. Schedule 2.12 sets forth, as of the Closing, the cash, equity and other compensation paid or promised to be paid to each officer of the Company. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company.

2.13 Permits.

(a) The Company has obtained all franchises, permits, licenses, and any similar authority necessary for the conduct of its current operations, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company. The Company is not in violation in any material respect under any of such franchises, permits, licenses, or other similar authority, and to the Company’s knowledge, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder thereof.

(b) The Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the Food and Drug Administration (the “FDA”) of the U.S. Department of Health and Human Services, and the Company has not

received any notices or other correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical studies or tests.

2.14 Information Supplied to Purchasers. Neither this Agreement, the Schedules and Exhibits hereto, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement nor any certificate, projection or statement nor any written information provided to the Purchasers by or on behalf of the Company, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact relating to the business, prospects, operations, affairs, or conditions of the Company which adversely affects the same which has not been set forth in this Agreement or in the Schedules or Exhibits. The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the shares of Series D Stock being sold pursuant to this Agreement.

2.15 Corporate Documents. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchasers), the Certificate of Incorporation and By-Laws of the Company are in the form previously provided to the Purchasers.

2.16 Title to Property and Assets. Except as set forth on Schedule 2.16, the Company has good title to, or a valid leasehold interest in, all of its material property and assets and none of such property or assets is subject to any mortgages, liens, loans or encumbrances, except (i) for statutory liens for the payment of current taxes that are not yet delinquent and (ii) such encumbrances and liens which arise in the ordinary course of business and which, either singly or in the aggregate, do not materially impair the Company’s ownership or use of such property or assets.

2.17 Financial Statements. The Company has delivered to the Purchasers (a) the audited balance sheet of the Company at December 31, 2011 and the related audited statements of operations and cash flows for the fiscal year then ended and (b) the unaudited balance sheet of the Company at and for the nine-month period ended September 30, 2012 (together, the “Financial Statements”). The Financial Statements are correct and complete in all material respects as of the dates indicated therein, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated therein, and fairly and accurately present the financial position of the Company as of the dates indicated therein, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles (“GAAP”). The Financial Statements have been prepared from the books and records of the Company, which books and records accurately and fairly reflect the financial position of the Company.

2.18 Undisclosed Liabilities. Except as set forth on Schedule 2.18, the Company has no liabilities (fixed, accrued, contingent or otherwise, whether due or to become due, including any liabilities for taxes due) that are not fully reflected on the Financial Statements, except (a) liabilities incurred in the ordinary course of business since September 30, 2012 (the “Balance Sheet Date”) and (b) obligations under contracts and commitments occurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, in the case of clauses (a) or (b), none of which, individually or in the aggregate, exceeds $100,000 in value or has been or is materially adverse to the condition, financial or otherwise, or prospects of the Company or its assets, properties or business.

2.19 Absence of Certain Developments. Since the Balance Sheet Date and except as contemplated by this Agreement and except as set forth on Schedule 2.19, there has been (i) no material adverse change in the condition (financial or otherwise) of the Company or in the assets, liabilities, properties, or business of the Company, (ii) no declaration, setting aside, or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock of the Company and no undertaking by the Company to do any of the foregoing, (iii) no waiver of any valuable right of the Company or cancellation of any debt or claim held by the Company, (iv) no loan by the Company to any officer, director, employee, or stockholder of the Company, or any agreement or commitment therefor, (v) no increase, direct or indirect, or modification in the compensation or benefits paid or payable to any officer, director, employee, or agent of the Company, (vi) no material loss, destruction, or damage to any property of the Company whether or not insured, (vii) no labor disputes involving the Company and no material change in the personnel of the Company or the terms and conditions of their employment, (viii) no acquisition or disposition of any material assets (or any contract or arrangement therefor), (ix) no material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise, (x) no debt, obligation, or liability incurred, assumed or guaranteed by the Company, except for immaterial amounts and for current liabilities incurred in the ordinary course of business, (xi) no sale, assignment or exclusive license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company, (xii) no termination or change in any Material Contract to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, prospects or operations of the Company, (xiii) no event or condition of any character that, to the Company’s knowledge, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities or financial condition, prospects or operations of the Company, (xiv) no change in the accounting methods or practices followed by the Company, and (xv) no arrangement or commitment by the Company to do any of the acts described in subsections (i) through (xiv) above.

2.20 Employee Benefit Plans. Schedule 2.20 lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) maintained by the Company. Each of such employee benefit plans complies in all material respects with (a) all applicable requirements of ERISA and (b) all applicable requirements of the Code (as defined below).

2.21 Tax Returns, Payments and Elections. The Company has accurately prepared in all material respects and duly and timely filed all tax returns and reports (including information returns and reports) as required by law. Such returns and reports are true and correct in all material respects, including the amount shown as due from the Company. The Company has paid all taxes and other assessments due. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company’s tax returns have not been audited by the United States Internal Revenue Service or by any state taxing authority, and no such audit has been threatened by any such federal or state authority. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company.

2.22 Corporate Records. The Company has made available to the Purchasers complete records of all meetings and other corporate actions of the Company’s stockholders, the Board and all committees, if any, appointed by the Board since the time of incorporation and reflect all transactions referred to in such minutes and corporate actions accurately in all material respects.

2.23 Small Business Concern. The Company is a “small business concern” as defined in Part 121 of Title 13 of the Code of Federal Regulations.

2.24 Proprietary Information and Inventions Agreements.

(a) The Company has taken all reasonable security measures to protect the secrecy, confidentiality and value of all its trade secrets, know how, inventions, prototypes, designs, processes, and technical data important to the conduct of its business.

(b) Each current and former employee and officer of the Company has executed a Proprietary Information and Inventions Agreement in substantially the form attached hereto as Exhibit B-1 or B-2, or an agreement containing substantially similar terms, and, except as set forth on Schedule 2.24, has not excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant thereto. The Company has no knowledge that any of its current or former employees or officers are in violation of these agreements.

2.25 Obligations of Management. Each officer of the Company is currently providing full-time services to the conduct of the business of the Company. The Company has no knowledge that any officer of the Company is planning to work less than full time at the Company in the future. To the Company’s knowledge, no officer is currently working or plans to work for a competitive enterprise.

2.26 Insurance. The Company has in full force and effect fire, casualty and general commercial insurance policies with coverage in amounts (subject to reasonable deductibles) customary for similarly situated companies.

2.27 Qualified Small Business Stock. To the best of its knowledge, the Company is a “qualified small business” within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended (the “Code”) as of the date hereof and the Series D Stock should qualify as “qualified small business stock” as defined in Section 1202(c) of the Code as of the date hereof. As of the Closing: (i) the Company will be an eligible corporation as defined in Section 1202(e)(4) of the Code, (ii) the Company will not have made any purchases of its own stock during the one-year period preceding the Closing having an aggregate value exceeding 5% of the aggregate value of all of its stock as of the beginning of such period and (iii) the Company’s aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between formation and through the Closing have exceeded or will exceed $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3); provided, however, that in no event shall the Company be liable to the Purchasers for any damages arising from any subsequently proven or identified error in the Company’s determination with respect to the applicability or interpretation of Section 1202 unless such determination shall have been given by the Company in a manner either negligent or fraudulent.

3. Representations of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows (which representations and warranties shall not lessen or obviate the representations and warranties of the Company set forth in Section 2 above):

3.1 Authorization. The Purchaser has full power and authority to enter into and perform its obligations under the Financing Agreements in accordance with their terms. Any Purchaser which is a corporation, limited liability company, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The Financing Agreements constitute valid and legally binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their terms, subject to and limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws generally applicable to creditors’ rights, (ii) judicial discretion in the availability of equitable relief, and (iii) federal and state securities laws to the extent applicable to the indemnification provision set forth in Section 8.

3.2 Purchase Entirely for Own Account. This Agreement is made with each Purchaser in reliance in part upon such Purchaser’s representation to the Company, which such Purchaser hereby confirms by execution of this Agreement, that the Series D Stock to be received by Purchaser and the Common Stock issuable upon conversion of the Series D Stock (collectively, the “Securities”) will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that, other than normal duties under any partnership agreement under which Purchaser may have been formed, such Purchaser does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities.

3.3 Disclosure of Information. Purchaser has received all the information that it considers necessary or appropriate for deciding whether to purchase the Series D Stock. Purchaser further represents that it has had sufficient opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series D Stock.

3.4 Investment Experience. Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series D Stock. Purchaser also represents it has not been organized for the purpose of acquiring the Series D Stock.

3.5 Accredited Investor. Purchaser is an “accredited investor” within the meaning of SEC Rule 501(a) of Regulation D promulgated under the Act.

3.6 Restricted Securities. Purchaser understands that the shares of Series D Stock it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with SEC Rule 144, as currently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7 No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.8 Legends. The Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

(b) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF ANY AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c) Any legend set forth in, or required by, the other Financing Agreements.

(d) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

4. Conditions to the Obligations of the Purchasers. The obligations of the Purchasers under this Agreement at the Closing are subject to the fulfillment, or waiver by the Purchasers, of each of the following conditions of the Company on or before the Closing:

4.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true as of the Closing (or such other date as specified in Section 2) with the same effect as though such representations and warranties had been made on and as of the date of the Closing (or such other date as specified in Section 2).

4.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by the Company as of the Closing.

4.3 Opinion of Counsel. The Purchasers shall have received an opinion from WilmerHale LLP, counsel to the Company, dated as of the date hereof, addressed to such Purchasers, and substantially in the form of Exhibit C hereto.

4.4 Due Diligence. The Purchasers, in their sole discretion and to their satisfaction, shall have satisfactorily completed prior to the Closing their due diligence review of the Company, including due diligence related to its business, legal, intellectual property, accounting and financial matters.

4.5 Securities Law Approvals. The Company shall have received all requisite approvals, if any, of the securities authorities of each jurisdiction in which such approval is required, and such approvals shall be in full force and effect as of the Closing.

4.6 Legal Investment. At the time of the Closing, the purchase of the Shares by the Purchasers shall be legally permitted by all laws and regulations to which they or the Company are subject.

4.7 Voting Agreement. The Company shall have duly executed the Fifth Amended and Restated Voting Agreement, as amended by Amendment No. 1 dated the date hereof and substantially in the form attached hereto as Exhibit D (the “Voting Agreement”). The Voting Agreement shall have been executed by the requisite Investors, Additional Stockholders and Founders (each as defined in the Voting Agreement).

4.8 Right of First Refusal and Co-Sale Agreement. The Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 2, 2011 (the “Right of First Refusal and Co-Sale Agreement”) shall be in full force and effect.

4.9 Certificates and Documents. The Company shall have delivered to the Purchasers:

(a) a copy of the Restated Certificate, as in effect immediately prior to the Closing, certified by the Secretary of State of the State of Delaware and certificates, as of the most recent practicable date, of the Secretary of State of the State of Delaware and the Commonwealth of Massachusetts as to the Company’s corporate good standing and qualification to do business as a foreign corporation, respectively; and

(b) a certificate of the Secretary of the Company dated as of the Closing, certifying as to (i) the incumbency of officers of the Company executing the Financing Agreements and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of the Company, as in effect as of date of the Closing, (iii) a copy of the resolutions of the Board authorizing and approving the Company’s execution, delivery, and performance of the Financing Agreements, all matters in connection with the Financing Agreements, and the transactions contemplated thereby and a statement to the effect that such resolutions are in full force and effect and that the Company’s Certificate of Incorporation has not been further amended since the filing of the Restated Certificate and (iv) a copy of the resolutions of the stockholders of the Company authorizing and approving the filing of the Restated Certificate.

(c) copies of agreements reasonably satisfactory to the Purchasers between the Company and each current and former officer, employee and consultant of the Company including provisions governing the protection of confidential information, assignment of intellectual property, competition with the Company, development rights and non-solicitation of the Company’s employees and consultants.

4.10 Compliance Certificate. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.11 No Material Adverse Change. There shall have been no materially adverse change in the business, operations, results of operations, assets or financial condition of the Company since the Balance Sheet Date, and no such materially adverse change shall be reasonably likely to occur.

4.12 Absence of Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the Closing or of the transactions contemplated hereby or by the other Financing Agreements, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the reasonable opinion of the Purchasers, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

4.13 Certificate of Adjustment. The Company shall have delivered to the Purchasers a Certificate of Adjustment setting forth the Conversion Price (as defined in the Restated Charter) of each series of Preferred Stock after giving effect to the Closing.

4.14 ERISA Management Rights Letter. The Company shall have delivered an ERISA Management Rights Letter to any Purchaser so requesting, in form reasonably satisfactory to such Purchaser(s).

4.15 Other Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing by this Agreement, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

5. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to the fulfillment, or waiver by the Company, of each of the following conditions of the Purchasers on or before the Closing:

5.1 Representations and Warranties. The representations and warranties of each Purchaser contained in this Agreement shall be true as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2 Payment of Purchase Price. Each Purchaser shall have delivered the purchase price in the amount set forth with respect to such Purchaser in Schedule 1 for all Shares purchased by such Purchaser at the Closing.

5.3 Absence of Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the Closing or of the transactions contemplated hereby or by the other Financing Agreements, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the reasonable opinion of the Company, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

5.4 Other Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing by this Agreement, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Company and its counsel.

6. Covenants of the Company. The Company covenants and agrees that so long as (i) at least ten percent (10%) of the shares of Preferred Stock outstanding as of the date hereof after giving effect to the issuance of Series D Stock in the Closing (or shares of Common Stock issued upon conversion thereof) remain outstanding and (ii) any Purchaser holds at least 1,500,000 shares of Preferred Stock (each a “Major Investor”), it will perform and observe the following covenants and provisions:

6.1 Financial Statements. The Company will maintain books of account in accordance with generally accepted accounting principles applied on a consistent basis, keep full and complete financial records, and furnish the following reports to each Major Investor:

(a) as soon as practicable, but in any event within one hundred eighty (180) days after the end of the applicable fiscal year, an income statement for such fiscal year, a balance sheet of the Company, a statement of cash flows and a statement of stockholders’ equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by independent public accountants of nationally recognized standing selected by the Audit Committee of the Board.

(b) as soon as practicable, but in any event within thirty (30) days after the end of each month and within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement for such month or quarter, as applicable, a balance sheet as of the end of such month or quarter, as applicable, and a statement of cash flows as of the end of such month or quarter, as applicable; and

(c) such other financial information of the Company as such Major Investor may reasonably request, including certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this Section 6.

6.2 Operating Plan; Other Reporting. The Company will prepare and deliver to each Major Investor on or before the last meeting of the Board in any year, an annual operating plan (including a budget) prepared on a monthly basis. The Company shall promptly deliver to each Major Investor any revisions to such operating plan prior to adoption thereof by the Board. In addition, the Company will promptly provide to each Major Investor other customary information and materials, including reports of adverse developments, management letters, communications with stockholders or directors, press releases, and registration statements.

6.3 Inspection. The Company shall, upon reasonable prior notice to the Company, permit authorized representatives of the Major Investors to visit and inspect any of the properties of the Company including its books of account (and to make copies thereof and take extracts therefrom), and to discuss the affairs, finances, and accounts of the Company with its officers, administrative employees, and independent accountants, all at the expense of such Major Investors and at such reasonable times and as often as may be reasonably requested.

6.4 Employee Agreements. The Company shall require all its present and future employees and consultants to enter into suitable agreements with provisions governing, among other things, the protection of confidential information, assignment of intellectual property, competition with the Company, development rights and non-solicitation of the Company’s employees and consultants. The agreements relating to competition with the Company and non-solicitation of the Company’s employees and consultants shall be, to the extent permitted by applicable state law, for terms of not less than a period of twelve (12) months from the date of termination of employment of any such employee or consultant with the Company. The Company shall require all employees to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached hereto as Exhibit B-2.

6.5 Employee Stock Options. Except as otherwise approved by the Board, including a majority of the directors designated by holders of the Company’s Preferred Stock (the “Preferred Directors”), (a) no person shall be granted severance (whether in the form of cash, securities, or otherwise) or accelerated vesting and (b) any stock options granted by the Company to its employees, shall vest according to the following schedule: 1/4th of the total number of shares subject to a stock option will vest on the first anniversary of the date such option was granted and 1/48th of such number of shares will vest for each month of continuous service thereafter over the next thirty six (36) months.

6.6 Reservation of Conversion Stock. The Company will, upon any increase in the number of shares of Common Stock issuable upon conversion of the Seed Stock, Series A Stock, Series B Stock, Series B-1 Stock, Series C Stock or Series D Stock, reserve additional shares of Common Stock for issuance upon such conversion, so that the number of shares of Common Stock so reserved will be adequate in the event of such conversion.

6.7 Board Meetings. The Company agrees to hold a meeting of the Board at least four (4) times a year, unless otherwise determined by the Board of Directors, including a majority of the Preferred Directors.

6.8 D&O Insurance. The Company shall use its commercially reasonable efforts to maintain, from financially sound and reputable insurers, Directors and Officers liability insurance in a coverage amount not less than $2,000,000 and on terms and conditions satisfactory to the Board, until such time as the Board determines that such insurance should be discontinued.

6.9 CEO Expenses. The Company’s Audit Committee shall review the expense reports of the Chief Executive Officer of the Company at least twice per year.

6.10 Qualified Small Business Stock. The Company shall submit to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the related Treasury Regulations. In addition, within a commercially reasonable time after any holder of the Company’s Preferred Stock (each a “Preferred Investor”) has delivered to the Company a written request therefor, the Company shall deliver to such Preferred Investor a written statement indicating whether, to the knowledge of the Company, such Preferred Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code, or, at the election of the Company, a written statement containing such factual information available to the Company as may be reasonably required by the Preferred Investor permit the Preferred Investor or the Preferred Investor’s advisors to determine whether the Preferred Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

7. Participation Rights.

7.1 Definitions.

“New Securities” shall mean (i) any capital stock of the Company whether or not currently authorized, (ii) all Options and (iii) all Convertible Securities. For purposes of this Section 7.1, “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as hereafter defined) and “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock or other stock issued on conversion of the Seed Stock, Series A Stock, Series B Stock, Series B-1 Stock, Series C Stock or Series D Stock) or other securities, including preferred stock, directly or indirectly convertible into or exchangeable for capital stock of the Company or other securities convertible into capital stock of the Company, but excluding Options. Notwithstanding the foregoing, the term “New Securities” shall not include the following:

(A) shares of Common Stock issued upon conversion of shares of Seed Stock, Series A Stock, Series B Stock, Series B-1 Stock, Series C Stock or Series D Stock or shares of Common Stock issued by way of a dividend or distribution on shares of Seed Stock, Series A Stock, Series B Stock, Series B-1 Stock, Series C Stock or Series D Stock;

(B) shares of Common Stock or Options to purchase shares of Common Stock, up to an aggregate of 15,900,000 shares of Common Stock, issued to officers, directors or employees of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to any stock purchase or option plan or other employee or director stock incentive or compensation agreement or program (each, a “Plan”) approved by the Board, including a majority of the Preferred Directors;

(C) shares of Common Stock, Options or Convertible Securities issued in consideration for the acquisition or licensing of technology or a corporate partnership transaction, if approved by the Board, including a majority of the Preferred Directors not abstaining from voting on the matter;

(D) shares of Common Stock, Options or Convertible Securities issued pursuant to debt financing, equipment leasing or real property leasing transactions, if approved by the Board, including a majority of the Preferred Directors;

(E) shares of Common Stock issued to the public in connection with a Qualified IPO (as defined in the Company’s certificate of incorporation);

(F) shares of Common Stock, Options or Convertible Securities issued (i) to a target corporation or its stockholders pursuant to the acquisition of such corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or (ii) pursuant to a joint venture agreement, provided that such issuances are approved by the Board, including a majority of the Preferred Directors not abstaining from voting on the matter;

(G) shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board, including a majority of the Preferred Directors;

(H) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security as in effect as of the time of such issue; and

(I) shares sold pursuant to Section 1 of this Agreement.

“Preferred Investor” shall include, for the purposes of this Section 7, the general partners, officers, or other affiliates of such Preferred Investor, and a Preferred Investor may apportion its pro rata share among itself and such general partners, officers, and other affiliates in such proportions as it deems appropriate.

7.2 Participation Right. Each Preferred Investor shall be entitled to a right to purchase, on a pro rata basis, all or any part of New Securities which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Such Preferred Investor’s pro rata share (the “Pro Rata Share”) shall equal a fraction of the New Securities being issued, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Stock then held by such Preferred Investor, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon (i) conversion of then outstanding Preferred Stock or other Convertible Securities and (ii) exercise of then outstanding Options.

7.3 Exercise of Right. In the event the Company intends to issue New Securities, it shall give each Preferred Investor written notice of such intention, describing the type of New Securities to be issued, the price thereof, and the general terms upon which the Company proposes to effect such issuance (the “Sale Notice”). Each Preferred Investor shall have twenty (20) days from the date of any Sale Notice to agree to purchase all or part of its Pro Rata Share of such New Securities for the price and upon the general terms and conditions specified in the Sale Notice by giving written notice to the Company stating the quantity of New Securities to be so purchased (the “Exercise Notice”); provided, however, that in the event that the transaction described in a Sale Notice involves in whole or in part the payment of non-cash consideration, or the payment of consideration over time, the Preferred Investors shall have the right to elect, upon exercise of their rights set forth in this Section 7, to pay to the Company in full consideration for the New Securities the market price of such securities which shall be the present cash value of the consideration described in the Sale Notice as determined by the Board in good faith.

7.4 Overallotment. In the event any Preferred Investor fails to exercise its right to purchase its Pro Rata Share of New Securities, each Preferred Investor who delivered an Exercise Notice for such Preferred Investor’s total Pro Rata Share of New Securities (an “Overallotment Preferred Investor”) shall have a right to purchase such Overallotment Preferred Investor’s pro rata share of the New Securities with respect to which Preferred Investors have failed to exercise their rights hereunder (“Remaining New Securities”). In such case, within twenty five (25) days after the date of the Sale Notice, the Company shall provide written notice (“Overallotment Notice”) to each Overallotment Preferred Investor, which shall state the total amount of Remaining New Securities, and the pro rata portion of such Remaining New Securities which each Overallotment Preferred Investor is entitled to purchase. Each Overallotment Preferred Investor wishing to purchase such Remaining Securities shall amend such Overallotment Preferred Investor’s Exercise Notice in writing within ten (10) days from the date of the Overallotment Notice. For the purpose of this Section 7.4, an Overallotment Preferred Investor’s pro rata share of the Remaining New Securities shall be calculated as provided in Section 7.2, except that the denominator of the fraction shall be the total number of shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock held by all of the Overallotment Preferred Investors but shall exclude shares of Common Stock issuable on conversion of other preferred stock or other convertible securities or on exercise of options, rights, or warrants.

7.5 Closing. The closing of the purchase of New Securities by the Preferred Investors exercising their rights hereunder (“Participating Preferred Investors”) shall take place at such location, date and time as the parties shall agree but not later than the later of (i) sixty (60) days following the date of the Sale Notice or (ii) thirty (30) days following the date of the Overallotment Notice. At the closing, the Company shall deliver to the Participating Preferred Investors certificates representing all of the New Securities to be purchased and (ii) such other agreements executed by the Company which grant any rights or privileges to the Participating Preferred Investors as are being granted to the other purchasers in such issuance, and in any event, at the request of the Participating Preferred Investors, a duly executed certificate reasonably satisfactory to the Participating Preferred Investors containing a representation and warranty that, upon issuance or transfer of such securities to the Participating Preferred Investors that the Participating Preferred Investors will be the legal and beneficial owners of such securities with good title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever, and that the Company has the absolute right to issue or transfer such securities to the Participating Preferred Investors without the consent or approval of any other person. At the closing, the Participating Preferred Investors shall deliver to the Company (i) payment for the New Securities and (ii) such other customary agreements executed by the other purchasers in such issuance which include representations by such purchasers to the Company or restrict such purchaser’s rights with respect to the New Securities, and, at the request of the Company, a duly executed certificate reasonably satisfactory to the Company containing such representations and warranties of the Participating Preferred Investors with respect to federal and state securities laws. The certificates representing the equity securities may contain a legend stating that they are issued subject to the registration requirements of the Act, and applicable state securities laws.

7.6 Failure to Exercise Right. In the event the Preferred Investors fail to exercise the foregoing participation right with respect to any New Securities within the periods specified by Sections 7.3 and 7.4 above, the Company may within one hundred and twenty (120) days after the delivery of the Sale Notice sell any or all of such New Securities not agreed to be purchased by the Preferred Investors, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Sale Notice. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Preferred Investors in the manner provided in Section 7.3.

8. Registration Rights. The Company covenants and agrees as follows:

8.1 Definitions. As used in this Section 8, the following terms shall have the following meanings:

(a) “Form S-1” means such form under the Act as in effect on the date hereof, or any registration form under the Act subsequently adopted by the SEC which permits the registration of securities under the Act for which no other form is authorized or prescribed.

(b) “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Preferred Holder” means (i) a Preferred Investor and any persons or entities to whom the rights granted under this Section 8 are transferred by the Preferred Investor, (ii) Silicon Valley Bank (“SVB”) and any registered assigns to which it transfers the rights granted under this Section 8 (the “SVB Entities”), for purposes of Sections 8.2 through 8.15 inclusive, and Section 9 (the “Applicable Sections”) and (iii) Lighthouse Capital Partners VI, L.P. (“Lighthouse”) and any registered assigns to which it transfers the rights granted under this Section 8 (the “Lighthouse Entities”), for purposes of the Applicable Sections; provided, however, that none of the SVB Entities or the Lighthouse Entities shall be permitted to be an Initiating Holder (as hereinafter defined) under Section 8.2.

(d) “Preferred Investor” means, for purposes of this Section 8, any holder of the Company’s Preferred Stock or of any shares of Common Stock issued upon conversion of shares of the Company’s Preferred Stock; provided that if such holder received such shares through a transfer from another holder, such transfer must comply with Sections 8.14 and 9 hereof.

(e) “Holders” means (i) the Preferred Holders, including the SVB Entities and the Lighthouse Entities for purposes of the Applicable Sections, and (ii) Ram Sasisekharan, Shiladitya Sengupta, Alan L. Crane, Alexandra Glucksmann, The Crane Family Irrevocable Trust – 2002, the Sasisekharan Family 2006 Irrevocable Trust, the Sasisekharan Parents 2006

Irrevocable Trust, the Narayanasami Parents 2006 Irrevocable Trust, Raguram Sasisekharan and Mahesh Narayanasami and their Permitted Transferees (the “Founder Holders”).

(f) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, nephew, niece, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(g) “Permitted Transferee” means, with respect to the Founder Holders, (i) any member or members of a Holder’s or such Holder’s spouse’s Immediate Family to whom Registrable Securities are transferred; and (ii) any trust to which Registrable Securities are transferred (A) in respect of which such Holder serves as trustee, provided that the trust instrument governing such trust shall provide that such Holder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Registrable Securities until the termination of this Section 8 or (B) for the benefit solely of any member or members of such Holder’s or such Holder’s spouse’s Immediate Family; provided, that no person or entity shall be a Permitted Transferee unless (x) a written notice is furnished to the Company at the time of such transfer stating the name and address of the transferee and identifying the Registrable Securities with respect to which such rights are being assigned and (y) the transferee agrees in writing to become bound by the terms and conditions of this agreement with respect to such Registrable Securities.

(h) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(i) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(j) “Registrable Securities” means (i) the Common Stock held by the Founder Holders and their Permitted Transferees, (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock, (iii) the Common Stock issued and issuable upon conversion of the shares of Preferred Stock issued and issuable upon exercise of that certain Warrant to Purchase Stock dated as of August 8, 2008 issued by the Company to SVB (the “Warrant”) or, at all times when the Class (as defined in the Warrant) shall be Common Stock, the shares of Common Stock issued and issuable upon exercise or conversion of the Warrant, (iv) the Common Stock issued and issuable upon conversion of the shares of Preferred Stock issued and issuable upon exercise of that certain Preferred Stock Purchase Warrant dated December 6, 2011, as amended, issued by the Company to Lighthouse (the “Lighthouse Warrant”) or, at all times when the Lighthouse Warrant shall be exercisable for shares of Common Stock, the shares of Common Stock issued and issuable upon exercise or conversion of the Lighthouse Warrant, and (v) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a stock split, dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 8 are not properly assigned.

(k) “Outstanding Registrable Securities” shall mean the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

8.2 Demand Registration.

(a) If the Company shall receive, at any time after the earlier of (i) four (4) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the Company’s first underwritten public offering of its common stock under the Act (such offering, the “IPO”), a written notice from Preferred Holders holding at least fifty-eight percent (58%) of the Outstanding Registrable Securities then held by Preferred Holders requesting that the Company effect a registration statement under the Act with respect to all or a part of the Registrable Securities held by such Preferred Holder or Preferred Holders, then the Company shall:

(i)	within ten (10) days of the receipt thereof, give written notice of such request to all Preferred Holders, other than the Initiating Holders (as defined below) (the “Demand Notice”); and

(ii)	use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request by the Initiating Holders, the registration under the Act of all Registrable Securities which the Preferred Holders request to be registered, by notice to the Company within thirty (30) days of the mailing of the Demand Notice sent by the Company in accordance with Section 8.2(a)(i), subject to the limitations of Subsections 8.2(b), 8.2(c) and 8.2(d).

(b) If the Preferred Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 8.2(a) and the Company shall include such information in the Demand Notice. The underwriter will be selected by the Company and shall be reasonably acceptable to the Initiating Holders holding a majority of the Outstanding Registrable Securities requested to be included in such registration. In such event, the right of any Preferred Holder to include Registrable Securities in such registration shall be conditioned upon such Preferred Holder’s participation in such underwriting and the inclusion of such Preferred Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Preferred Holder) to the extent provided herein. All Preferred Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 8.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 8.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Preferred Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Preferred Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Preferred Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Preferred Holders requesting registration pursuant to this Section 8.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board that it would be seriously detrimental to the Company for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 8.2 after the Company has effected two (2) registrations pursuant to this Section 8.2 and such registration statement has been declared or ordered effective and the sales of Registrable Securities under such registration statement have closed.

(e) No incidental right under this Section 8.2 shall be construed to limit any registration required under Section 8.3 or Section 8.4 herein.

8.3 “Piggy-Back” Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash, other than (i) a registration relating solely to the sale of securities to participants in a stock plan, (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (iii) a registration on Form S-4 (or any successor form) relating solely to a transaction pursuant to the SEC’s Rule 145, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the mailing of such notice by the Company in accordance with Section 11.8, the Company shall, subject to the provisions of subsection 8.3(b), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 8.3 to include any of the Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however, there shall first be excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any director, consultant, officer, or employee of the Company or any subsidiary thereof other than the Founder Holders and (ii) stockholders exercising any contractual or incidental registration rights subordinate and junior to the rights of the Preferred Holders of Registrable Securities. If after such shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in the offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then there shall second be excluded from such registration statement all shares of Common Stock sought to be included therein by the Founder Holders. If after such additional shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in the offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then the Registrable Securities to be included, if any, shall be apportioned pro rata among the Holders other than Founder Holders providing notice of their desire to participate in the offering according to the total amount of securities entitled to be included therein owned by each such selling Holder or in such other proportions as shall mutually be agreed to by such Holders, provided, however, that no exclusion of such Holders’ Registrable Securities shall be made unless all other stockholders’ securities are first excluded. For purposes of the preceding sentence concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners, and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

(c) No incidental right under this Section 8.3 shall be construed to limit any registration required under Section 8.2 or Section 8.4 herein.

8.4 Form S-3 Registration. In case the Company shall receive from one or more Preferred Holders a written request or requests that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Preferred Holder(s), the Company agrees:

(a) to promptly give written notice of the proposed registration (the “S-3 Notice”) to all other Preferred Holders, if any; and

(b) as soon as practicable after receiving such a request, use its commercially reasonable efforts to effect such registration as would permit or facilitate the sale and distribution of all or such portion of such Preferred Holder’s or Preferred Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Preferred Holder(s) joining in such request as are specified in a written request given within fifteen (15) days after the S-3 Notice is given by the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 8.4 (i)

if Form S-3 is not available for such offering by the Preferred Holder(s); (ii) if the Preferred Holder(s), together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) if the Company shall furnish to the Preferred Holder(s) a certificate signed by the President of the Company stating that it would be in the good faith judgment of the underwriters seriously detrimental to the Company for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Preferred Holder(s) under this Section 8.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (iv) if the Company has effected two (2) registrations on Form S-3 (or its then equivalent) pursuant to this Section 8.4 within the previous 12-month period and such registrations have been declared or ordered effective and the sales of Registrable Securities under such registration statement have closed.

(c) Registrations effected pursuant to this Section 8.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 8.2 or 8.3, respectively.

8.5 Obligations of the Company. Whenever required under this Section 8 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible (but subject to providing counsel to the Holders with a reasonable opportunity to review and comment on all documents):

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold or could be sold without restriction under SEC Rule 144; provided, that SEC Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis; and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement in accordance with each Holder’s intended method of disposition.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holders.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and any managing underwriter; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act as a result of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 8, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 8, if such securities are being sold through underwriters, copies of (i) the opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration given to the underwriters in such underwritten public offering, which opinion shall be in such form as is reasonably satisfactory to counsel to the underwriters, and (ii) the letter dated as of such date, from the independent certified public accountants of the Company, to the underwriters in such underwritten public offering, addressed to the underwriters, which letter shall be in such form as is reasonably satisfactory to counsel to the underwriters.

8.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 8 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

8.7 Expenses of Demand and S-3 Registrations. The Company shall pay all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings, or qualifications pursuant to Sections 8.2 and 8.4, including (i) all registration, filing, and qualification fees (including filing fees with the SEC, fees due to the Financial Industry Regulatory Authority and fees due for listing on any stock exchange); (ii) printers and accounting fees; (iii) fees and disbursements of counsel for the Company; and (iv) the reasonable fees and disbursements of one (1) counsel for the selling Preferred Holders; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 8.2 or 8.4 if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities then held by Preferred Holders to be registered (in which case all Preferred Holders participating in the aborted registration shall bear such expenses on a pro rata basis in accordance with the number of Registrable Securities requested to be registered by such Preferred Holders), unless the holders of a majority of the Registrable Securities then held by Preferred Holders agree to forfeit their rights to a registration under, as the case may be, Section 8.2 (demand registration) or Section 8.4 (S-3 registration); provided further, however, that if at the time of such withdrawal, the Preferred Holders have either (i) learned of a material adverse change in the condition or business, or prospects of the Company from that known to the Preferred Holders at the time of their request or (ii) been informed by the underwriters of such registration that more than twenty percent (20%) of the Registrable Securities requested for registration shall not be includable therein due to market factors, and in either such case the Preferred Holders have withdrawn the request with reasonable promptness following such disclosure, then the Preferred Holders shall not be required to pay such expenses and shall retain their rights pursuant to Sections 8.2 and 8.4.

8.8 Expenses of “Piggy-Back” Registration. The Company shall pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to the registrations pursuant to Section 8.3 for each Holder, including all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to the Registrable Securities.

8.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

8.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 8:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder, the members, partners, officers, directors and stockholders of each Holder, and each person (if any) who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities joint or several) to which they may become subject under the Act, the 1934 Act, other federal or state law, or the laws of any other jurisdiction insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a “Violation”) (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the Act, the 1934 Act, or any state securities law; and the Company will pay to each such Holder, underwriter, or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

(b) To the extent permitted by law, each selling Holder severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers, each person (if any) who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement, and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 8.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and further provided that in no event shall any indemnity under this subsection 8.10(b) exceed the proceeds from the offering received by such Holder (net of any selling expenses paid by such Holder).

(c) Promptly after receipt by an indemnified party under this Section 8.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel and participate in the defense, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.10.

(d) If the indemnification provided for in this Section 8.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 8.10(b), shall exceed the proceeds from the offering received by such Holder (net of any selling expenses paid by such Holder). The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of competent jurisdiction by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to address a provision addressed in this Agreement shall not be deemed a conflict.

(f) Unless otherwise superseded by an underwriting agreement as provided in subsection 8.10(e) above, the obligations of the Company and Holders under this Section 8.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 8, and otherwise.

8.11 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts:

(a) to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) to take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

8.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of 60% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; provided that this limitation shall not apply to any Purchaser hereunder.

8.13 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company (the “Lock-Up Period”), following the effective date of a registration statement of the Company filed under the Act relating to the IPO of the Company, such Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during the Lock-Up Period except Common Stock included in such registration; provided, however, that all officers and directors of the Company, Founder Holders and stockholders holding in excess of one percent (1%) of the outstanding Common Stock of the Company (treating all Preferred Stock on an as-converted to Common Stock basis) enter into similar agreements. Any discretionary waiver or termination by the Company or the underwriters of the restrictions described in this Section 8.12 as applied to any Holder, officer or director of the Company (the “Subject Parties”) shall apply pro rata to all Holders subject to such restrictions, based on the number of shares held by each Holder that are subject to such restrictions, except that, notwithstanding the foregoing, the Company and the underwriters may, in their sole discretion, waive or terminate these restrictions with respect to (i) the exercise or conversion of stock options, warrants and other convertible securities that would otherwise expire during the Lock-Up Period and (ii) up to an aggregate of 100,000 shares of Common Stock, subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock, held by the Subject Parties.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of a Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 8.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

8.14 Restrictions on Transfer. The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred to a Competitor of the Company without the Company’s prior written consent, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer. For the purposes of this Agreement, “Competitor” shall mean an operating entity whose business is the research, development, manufacture, commercialization or marketing of pharmaceutical products. Any roll-up, merger or consolidation of Lilly Ventures with or into Eli Lilly & Co. (“Lilly”) or an Affiliate of Lilly that would qualify as a Competitor under the foregoing definition shall not be considered a transfer of Preferred Stock or Registrable Securities for purposes of this Section 8.14, provided that in no event shall (i) information received by Lilly Ventures Fund I LLC or its successors or assigns pursuant to Section 6.1 and 6.2 hereof or (ii) inspection rights to which such parties are entitled pursuant to Section 6.3 hereof be provided or transferred to any individual having as a substantial portion of his or her daily responsibilities the research, development, acquisition, licensing or commercialization of pharmaceutical products that are competitive with the products then being developed by the Company.

8.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 8 following the earliest to occur of:

(a) when all of such Holder’s Registrable Securities have been sold;

(b) when (i) the Company has completed its IPO, and (ii) all of such Holder’s (and its affiliates’) Registrable Securities may be sold without restriction under SEC Rule 144; and

(c) the fifth anniversary of the IPO.

9. Transfers and Assignment.

9.1 Assignment of Certain Rights.

(a) Subject to Section 8.14, the rights granted to the Preferred Investors under Sections 6, 7 and 8 of this Agreement may be transferred or assigned (subject to the terms of this Agreement and with all related obligations) in connection with a transfer or assignment of Preferred Stock or Registrable Securities to (i) any other Preferred Investor or any current or former general or limited partner, retired partner, member, shareholder, parent, child, spouse, trust or other Affiliate (as defined in the Act) of any Preferred Investor or (ii) any other person or entity that acquires at least twenty five percent (25%) of the transferor’s Registrable Securities; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Preferred Stock or Registrable Securities with respect to which such rights are being transferred, and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 8.13 and 8.14.

(b) Subject to Section 8.14, the rights granted to the Founder Holders under Section 8 of this Agreement may be transferred or assigned to Permitted Transferees in accordance with Section 8.1(g) above.

9.2 Subsequent Transfers. A transferee to whom rights are transferred pursuant to this Section 9 may not again transfer such rights to any other person or entity, other than as provided in Section 9.1 above.

10. Confidentiality. Each Holder agrees that such Holder shall keep confidential and shall not disclose or use (other than to monitor its investment in the Company) this Agreement and all Schedules and Exhibits hereto, the Financing Agreements, and all other documents delivered in connection with the Closing, and also any confidential, proprietary, or secret information that it has or may obtain from the Company, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 10 by such Holder), (b) is or has been independently developed or conceived by the Holder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Holder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company and negotiating the terms thereof; (ii) to any prospective purchaser of any Registrable Securities from such Holder, if such prospective purchaser agrees to be bound by the provisions of this Section 10; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Holder in the ordinary course of business, provided that such Holder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, court order or subpoena, provided that the Holder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

11. Miscellaneous.

11.1 Survival of Representations and Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. Notwithstanding the right of the Company and the Purchasers to fully investigate the affairs of the other party and notwithstanding any knowledge of facts determined or determinable by such party pursuant to such investigation or right of investigation, each party has the right to rely fully upon the representations, warranties, covenants and agreements of each other party in this Agreement or in any Schedule, certificate or financial statement delivered by any party pursuant hereto.

11.2 Termination of Certain Provisions. The obligations of the Company set forth in Sections 6 and 7 shall terminate upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Act, covering the offer and sale of Common Stock for the account of the Company to the public, provided such offering has been approved by the Board, including a majority of the Preferred Directors.

11.3 Expenses. Except as otherwise expressly provided in this Agreement, each of the Parties will bear its own expenses in connection with the preparation of the Financing Documents and the consummation of the transactions contemplated thereby. Notwithstanding the foregoing, the Company agrees to pay the fees and expenses of counsel to the Purchasers incurred in connection with such counsel’s due diligence review of the Company, the negotiation and execution of the Financing Agreements and the consummation of the transactions contemplated thereby in an aggregate amount not to exceed $5,000.

11.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holders (including transferees of any shares of Preferred Stock or any Common Stock issued upon conversion thereof, and the Permitted Transferees of the Founder Holders with respect to their rights and obligations under Section 8 hereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11.5 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware without regard to its principles of conflicts of laws.

11.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature or by a pdf of similar attachment to an electronic transmission.

11.7 Construction. A reference to a Section or Schedule shall mean a Section in or Schedule to this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

11.8 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties as follows:

If to the Company:

Cerulean Pharma Inc.

840 Memorial Drive

Cambridge, MA 02139

Attn: Oliver Fetzer, President and Chief Executive Officer

Fax: 617-494-1544

With a copy to:

Cerulean Pharma Inc.

840 Memorial Drive

Cambridge, MA 02139

Attn: Jean Silveri, SVP and General Counsel

Fax: 617-494-1544

and

Lia Der Marderosian, Esq.

WilmerHale LLP

60 State Street

Boston, MA 02109

Fax: 617-526-5000

If to the Preferred Holders, to their respective addresses set forth on Schedule 1 to this Agreement.

If to the Holders, to their respective addresses set forth Schedule 2 to this Agreement.

Any party may change its address or facsimile number at any time upon written notice as provided in this Section.

11.9 Brokers. The Company and the Purchasers, each severally and not jointly, (i) represent and warrant to the other parties hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) shall indemnify and hold harmless the other parties from and against any and all claims, liabilities, or obligations with respect to brokerage or finders’ fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement, asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

11.10 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of more than sixty percent (60%) of the then outstanding shares of Series D Stock being sold pursuant to this Agreement or shares of Common Stock issued upon conversion thereof; provided, however, (i) Sections 6 and 7 may be amended and the observance of any term of such sections may be waived with the written consent of the Company and holders of more than fifty-eight percent (58%) of the then outstanding voting shares of Preferred Stock or voting shares of Common Stock issued upon conversion thereof and (ii) the subsections of Sections 8 and 9 may be amended and the observance of any term of such subsection may be waived, with the written consent of the Company and the holders of more than fifty-eight percent (58%) of the Outstanding Registrable Securities held by holders entitled to rights, or subject to obligations, under such subsection, in each case, either generally or in a particular instance and either retroactively or prospectively; further provided, however, that (a) no Purchaser shall, without its consent, be adversely affected by any such amendment or waiver in any manner in which the other Purchasers are not likewise adversely affected, and (b) any waiver of Section 7 (Participation Rights) of this Agreement that is made in connection with a transaction in which any Purchaser or its affiliates, by agreement with the Company, purchases New Securities outside of the provisions of this Agreement shall be ineffective unless each Purchaser is afforded a similar opportunity to participate in such transaction (on the same terms and conditions) by purchasing at least such Purchaser’s Pro Rata Share of the New Securities sold by the Company in such transaction. Any amendment, termination, or waiver effected in accordance with this Section 11.10 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

11.11 Severability. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality or enforceability of such provision in any other jurisdiction.

11.12 Aggregation of Stock. All shares of Registrable Securities, Preferred Stock or Common Stock held or acquired by Purchasers or Holders shall be aggregated together with the Registrable Securities, Preferred Stock or Common Stock held or acquired by any entity with which such Purchaser or Holder is affiliated for the purpose of determining the availability of any rights under this Agreement.

11.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties relating to the subject matter set forth herein and therein, and supersede any other agreement, written or oral, among the parties relating to such subject matter, including, without limitation, Sections 6, 7, 8 and 9 of (i) that certain Seed Convertible Preferred Stock Purchase Agreement dated December 28, 2006, (ii) that certain Series A Convertible Preferred Stock Purchase Agreement dated May 8, 2007, (iii) that certain Series B Convertible Preferred Stock Purchase Agreement dated December 7, 2007, as amended, (iv) that certain Series B-1 Convertible Preferred Stock Purchase Agreement dated July 13, 2009, (v) that certain Series C Convertible Preferred Stock Purchase Agreement dated November 12, 2010 and (vi) that certain Series D Convertible Preferred Stock Purchase Agreement dated December 2, 2011, which provisions are hereby terminated and extinguished and no longer in force or effect. No party shall be liable or bound to any other party in any manner relating to the subject matter set forth herein or therein by any warranties, representations, or covenants except as specifically set forth herein or therein.

11.14 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party shall be cumulative and not alternative.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Company:	CERULEAN PHARMA INC.

	By:	/s/ Jean Silveri
	Name:	Jean Silveri
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	CVF, LLC

	By:	/s/ Richard H. Robb
	Name:	Richard H. Robb
	Title:	Manager

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	LILLY VENTURES FUND I LLC

	By:	/s/ S. Edward Torres
S. Edward Torres, Managing Director

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	VENROCK ASSOCIATES V, L.P

	By:	Venrock Management V, LLC
	Its:	General Partner

VENROCK PARTNERS V, L.P.

	By:	Venrock Partners Management V, LLC
	Its:	General Partner

VENROCK ENTREPRENEURS FUND V, L.P.

	By:	VEF Management V, LLC
	Its:	General Partner

	By:	/s/ Bryan E. Roberts
Authorized Signatory

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:

LUX VENTURES II SIDECAR, L.P.			LUX VENTURES II, L.P.

By:	Lux Venture Partners II, L.P. its General Partner	By:	Lux Venture Partners II, L.P. its General Partner
By:	Lux Venture Associates II, LLC its General Partner	By:	Lux Venture Associates II, LLC its General Partner
By:	Lux Capital Management, LLC its Sole Member	By:	Lux Capital Management, LLC its Sole Member

By:	/s/ Robert Paull	By:	/s/ Robert Paull
Name:	Robert Paull	Name:	Robert Paull
Title:	Managing Director	Title:	Managing Director

LUX VENTURES II PARTNERS FUND I LLC

By:	Lux Venture Partners II, L.P., its Manager
By:	Lux Venture Associates II, LLC, its General Partner
By:	Lux Capital Management, LLC, its Sole Member

By:	/s/ Robert Paull
Name:	Robert Paull
Title:	Managing Director

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	BESSEMER VENTURE PARTNERS VII L.P. BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.

	By:	Deer VII & Co. L.P., their General Partner
	By:	Deer VII & Co. Ltd., its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	WILLIAM RASTETTER AND MARISA G. RASTETTER AS COMMUNITY PROPERTY

/s/ William Rastetter
William Rastetter

/s/ Marisa G. Rastetter
Marisa G. Rastetter

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	ALEXANDRIA EQUITIES, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation, managing member

		By:	/s/ Dean Shigenaga
		Name:	Dean Shigenaga
		Title:	CFO

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

ACCEPTED AND AGREED TO AS TO THE PROVISIONS OF SECTIONS 8, 9 and 10:

/s/ Alan L. Crane
Alan L. Crane

/s/ Ram Sasisekharan
Ram Sasisekharan

/s/ Shiladitya Sengupta
Shiladitya Sengupta

/s/ Alexandra Glucksmann
Alexandra Glucksmann

Crane Family Irrevocable Trust – 2002

By:	/s/ Howard Crane
Name:	Howard Crane
Title:

[Signature Page to Second Series D Preferred Stock Purchase Agreement]

AMENDMENT NO. 1 TO

SECOND SERIES D CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Second Series D Convertible Preferred Stock Purchase Agreement (the “Agreement”), dated as of November 30, 2012, by and among Cerulean Pharma Inc., a Delaware corporation (the “Company”), and the Purchasers and Holders party thereto, is entered into this 11th day of January, 2013, by and among the Company and the undersigned Purchasers. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

WHEREAS, the Company desires to increase the number of shares authorized for issuance under its 2007 Stock Incentive Plan, as amended to date, from 15,900,000 to 16,900,000; and

WHEREAS, (i) the Company and (ii) holders of more than fifty-eight percent (58%) of the currently outstanding voting shares of Preferred Stock or voting shares of Common Stock issued upon conversion thereof desire to modify the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto hereby agree as follows:

1. Section 7.1(B). Section 7.1(B) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(A) shares of Common Stock or Options to purchase shares of Common Stock, up to an aggregate of 16,900,000 shares of Common Stock, issued to officers, directors or employees of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to any stock purchase or option plan or other employee or director stock incentive or compensation agreement or program (each, a “Plan”) approved by the Board, including a majority of the Preferred Directors;”

2. Except as specifically set forth herein, no other portion of the Agreement is hereby amended.

3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature or by a pdf or similar attachment to an electronic transmission.

4. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware, without regard to its principles of conflict of laws.

5. This Amendment shall become effective upon execution by (i) the Company and (ii) holders of more than fifty-eight percent (58%) of the currently outstanding voting shares of Preferred Stock or voting shares of Common Stock issued upon conversion thereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Company:	CERULEAN PHARMA INC.

	By:	/s/ Jean M. Silveri
	Name:	Jean Silveri
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	LILLY VENTURES FUND I LLC

	By:	/s/ S. Edward Torres
S. Edward Torres, Managing Director

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:

VENROCK ASSOCIATES V, L.P

By: Venrock Management V, LLC

Its: General Partner

VENROCK PARTNERS V, L.P.

By: Venrock Partners Management V, LLC

Its: General Partner

VENROCK ENTREPRENEURS FUND V, L.P.

By: VEF Management V, LLC

Its: General Partner

	By:	/s/ Bryan E. Roberts
Authorized Signatory

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	BESSEMER VENTURE PARTNERS VII L.P. BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P. By: Deer VII & Co. L.P., their General Partner By: Deer VII & Co. Ltd., its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No.1 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	WILLIAM RASTETTER AND MARISA G. RASTETTER AS COMMUNITY PROPERTY

/s/ William Rastetter
William Rastetter

/s/ Marisa G. Rastetter
Marisa G. Rastetter

[Signature Page to Amendment No. 1 to Second Series D Preferred Stock Purchase Agreement]

AMENDMENT NO. 2 TO

SECOND SERIES D CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Second Series D Convertible Preferred Stock Purchase Agreement (the “Agreement”), dated as of November 30, 2012, by and among Cerulean Pharma Inc., a Delaware corporation (the “Company”), and the Purchasers and Holders party thereto, is entered into this 19th day of February, 2013, by and among the Company and the undersigned Purchasers. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

WHEREAS, the Company desires to increase the number of shares authorized for issuance under its 2007 Stock Incentive Plan, as amended to date, from 16,900,000 to 18,200,000; and

WHEREAS, (i) the Company and (ii) holders of more than fifty-eight percent (58%) of the currently outstanding voting shares of Preferred Stock or voting shares of Common Stock issued upon conversion thereof desire to modify the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto hereby agree as follows:

1. Section 7.1(B). Section 7.1(B) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(A) shares of Common Stock or Options to purchase shares of Common Stock, up to an aggregate of 18,200,000 shares of Common Stock, issued to officers, directors or employees of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to any stock purchase or option plan or other employee or director stock incentive or compensation agreement or program (each, a “Plan”) approved by the Board, including a majority of the Preferred Directors;”

2. Except as specifically set forth herein, no other portion of the Agreement is hereby amended.

3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature or by a pdf or similar attachment to an electronic transmission.

4. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware, without regard to its principles of conflict of laws.

5. This Amendment shall become effective upon execution by (i) the Company and (ii) holders of more than fifty-eight percent (58%) of the currently outstanding voting shares of Preferred Stock or voting shares of Common Stock issued upon conversion thereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Company:	CERULEAN PHARMA INC.

	By:	/s/ Jean Silveri
	Name:	Jean Silveri
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	CVF, LLC

	By:	/s/ Richard H. Robb
	Name:	Richard H. Robb
	Title:	Manager

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	LILLY VENTURES FUND I LLC

	By:	/s/ S. Edward Torres
S. Edward Torres, Managing Director

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:

VENROCK ASSOCIATES V, L.P

By:   Venrock Management V, LLC

Its:   General Partner

VENROCK PARTNERS V, L.P.

By:   Venrock Partners Management V, LLC

Its:   General Partner

VENROCK ENTREPRENEURS FUND V, L.P.

By:   VEF Management V, LLC

Its:   General Partner

	By:	/s/ Bryan E. Roberts
Authorized Signatory

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

	By:	Polaris Venture Management Co. V, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	POLARIS VENTURE PARTNERS IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND IV, L.P.

	By:	Polaris Venture Management Co. IV, L.L.C., its General Partner

		By:	/s/ William E. Bilodeau
William E. Bilodeau Attorney-in-fact

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:

LUX VENTURES II SIDECAR, L.P.	LUX VENTURES II, L.P.

By: Lux Venture Partners II, L.P. its General Partner By: Lux Venture Associates II, LLC its General Partner By: Lux Capital Management, LLC its Sole Member	By: Lux Venture Partners II, L.P. its General Partner By: Lux Venture Associates II, LLC its General Partner By: Lux Capital Management, LLC its Sole Member

By: /s/ Robert Paull Name: Robert Paull Title: Managing Director	By: /s/ Robert Paull Name: Robert Paull Title: Managing Director

LUX VENTURES II PARTNERS FUND I LLC

By: Lux Venture Partners II, L.P., its Manager By: Lux Venture Associates II, LLC, its General Partner By: Lux Capital Management, LLC, its Sole Member

By: /s/ Robert Paull Name: Robert Paull Title: Managing Director

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	BESSEMER VENTURE PARTNERS VII L.P. BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P. By: Deer VII & Co. L.P., their General Partner By: Deer VII & Co. Ltd., its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	WILLIAM RASTETTER AND MARISA G. RASTETTER AS COMMUNITY PROPERTY

/s/ William Rastetter
William Rastetter

/s/ Marisa G. Rastetter
Marisa G. Rastetter

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Second Series D Convertible Preferred Stock Purchase Agreement as of the date first written above.

The Purchasers:	ALEXANDRIA EQUITIES, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation, managing member

		By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Executive Vice President Chief Financial Officer

[Signature Page to Amendment No. 2 to Second Series D Preferred Stock Purchase Agreement]